Exhibit 10.16

AMENDMENT AND RESTATEMENT OF THE
SEMPRA ENERGY

CASH BALANCE RESTORATION PLAN

Table of Contents

1.

EFFECTIVE DATE

2.

PURPOSE

3.

ADMINISTRATION

4.

ELIGIBILITY; PARTICIPATION

5.

AMOUNT OF BENEFITS

6.

PAYMENT OF BENEFITS

7.

EMPLOYEE’S RIGHTS

8.

AMENDMENT AND DISCONTINUANCE

9.

DEFINITIONS

10.

EMPLOYEES OF SEMPRA ENERGY TRADING CORPORATION
AND SEMPRA ENERGY SOLUTIONS LLC

11.

SECTION 409A OF THE CODE

12.

CLAIMS PROCEDURE

13.

MISCELLANEOUS

1.

EFFECTIVE DATE

The Sempra Energy Excess Cash Balance Plan (the “Plan”) was effective as of July 1, 1998.

The Plan was amended and restated effective as of November 5, 2007.  The name of the Plan was changed to the Sempra Energy Cash Balance Restoration Plan effective June 16, 2008.

Sempra Energy hereby amends and restates this Plan in its entirety effective as of December 31, 2008, except as otherwise provided herein.  This amendment and restatement of the Plan is intended to comply with the requirements of Sections 409A(a)(2), (3) and (4) of the Code (as defined below) and the Treasury Regulations thereunder.  The elections and amendments made in accordance with the transitional relief under Internal Revenue Service Notice 2005-1, the Proposed Regulations under Section 409A of the Code and Internal Revenue Service Notices 2006-79 and 2007-86 shall be effective for the relevant periods on or before December 31, 2008.

2.

PURPOSE

This Plan serves two purposes. First, it provides benefits for certain Employees in excess of the limitations on benefits under the Basic Plan (as defined below) imposed by Section 415 of the Code (as defined below). The portion of the Plan providing these benefits is intended to be an "excess benefit plan" as defined in Section 3(36) of ERISA (as defined below). Second, it provides benefits for certain Employees in excess of the limitations on benefits under the Basic Plan imposed by Section 401(a) (17) of the Code.

3.

ADMINISTRATION

This Plan shall be administered by the Compensation Committee of Sempra Energy ("Compensation Committee") in a manner consistent with the administration of the Basic Plan.  However, the portion of this Plan which is an unfunded "excess benefit plan" as defined in Section 3(36) of ERISA shall be administered as such and is exempt from the provisions of Title I of ERISA pursuant to Section 4(b) (5) of ERISA, and the rest of this Plan shall be administered as an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.  The Compensation Committee's decisions in all matters involving the interpretation and application of this Plan shall be final.  Sempra Energy’s Senior Human Resources Officer shall have discretionary authority with respect to administrative matters relating to this Plan, except when exercise of such authority would materially affect the cost of the Plan to the Company, materially increase benefits to Participants, or affect such Senior Human Resources Officer in a manner materially different from other Participants.

4.

ELIGIBILITY; PARTICIPATION

(A)

All Employees whose pension benefits under the Basic Plan are limited by the compensation and benefits limitations imposed by Sections 401(a)(17) and 415 of the Code shall be eligible for benefits under this Plan. In no event shall an Employee who is not entitled to benefits under the Basic Plan be eligible for a benefit under this Plan.  An Employee who is a participant in the Basic Plan shall first become an Eligible Employee on the first date on which such Employee’s benefits under the Basic Plan are limited by the provisions of Section 415 of the Code, or such Employee’s benefits under the Basic Plan are limited by the covered compensation limitations of Section 401(a)(17) of the Code.

(B)

An Eligible Employee shall be a Participant and shall be entitled to benefits in accordance with Section 5.

5.

AMOUNT OF BENEFITS

(A)

415 Make-Up

The benefits payable under this subsection (A) to a Participant whose benefits under the Basic Plan are limited by the provisions of Section 415 of the Code incorporated in the Basic Plan, or to his beneficiary(ies), shall equal the excess, if any, of:

(i)

the benefits which would be paid to such Participant or on his behalf to his beneficiary(ies) under the Basic Plan, if the provisions of such Plan were administered without regard to the benefit limitations under Section 415 of the Code set forth in the Basic Plan, over

(ii)

the benefits which are paid to such Participant or on his behalf to his beneficiary(ies) under the Basic Plan.

(A)

401(a) (17) Make-Up

The benefits payable under this subsection  (B) to a Participant whose benefits under the Basic Plan are limited by the covered compensation limitations of Section 401(a)(17) of the Code incorporated in the Basic Plan, or to his beneficiary(ies), shall equal the excess, if any, of:

(i)

the benefits which would be paid to such Participant or on his behalf to his beneficiary(ies) under the Basic Plan, and, if applicable, to the Participant, under subsection (A), if the provisions of such Plan were administered without regard to the covered compensation limitations under Section 401(a)(17) of the Code set forth in the Basic Plan (and, with respect to covered compensation paid or payable in plan years beginning on or after January 1, 2007, with a maximum compensation limit for each plan year of Two Million Dollars ($2,000,000)), over

(ii)

the benefits which are paid to such Participant or on his behalf to his beneficiary(ies) under the Basic Plan and, if applicable to the Participant, under subsection (A).

(C)

Conformance with Treasury Regulations

The benefits payable under subsections (A) and (B) are determined under the formula determining benefits under the Basic Plan, and the benefits payable under subsections (A) and (B) are determined as an amount offset by the benefits provided under the Basic Plan.  The benefits payable under this Plan shall be determined in a manner consistent with Treasury Regulation Sections 1.409A-2(a)(9) and 1.409A-3(j)(5) (relating to nonqualified deferred compensation plans linked to qualified employer plans).  Any amendment of the Basic Plan shall be taken into account under this Plan only to the extent permitted under Treasury Regulation Sections 1.409A-2(a)(9) and 1.409A-3(j)(5).  Any reference to the interest and mortality factors (or actuarial methods and assumptions) specified in the Basic Plan shall mean the applicable interest and mortality factors (or actuarial methods or assumptions) specified under the terms of the Basic Plan as in effect on December 31, 2008.

6.

PAYMENT OF BENEFITS

(A)

Distribution Options for Certain SERP Participants

(i)

In the case of a Participant who is an Eligible Employee, and is a participant under the SERP (as defined below) as of December 31, 2005, the payment of benefits to such Participant under this Plan shall be made in accordance with this subsection (A).

(ii)

Unless the Participant exercises the Lump Sump Option and receives a lump sum distribution from the Basic Plan, the payment of such Participant’s Pre-Section 409A Benefit under this Plan shall be in the same payment form and at the same time as the payment of benefits to the Participant or on his behalf to his beneficiary(ies) under the Basic Plan. In the event a Participant receives a lump sum distribution from the Basic Plan, payment of such Participant’s Pre-Section 409A Benefit under this Plan will be made in the form of a straight life annuity. However, the Participant may request, in writing, payment of such Participant’s Pre-Section 409A Benefit under one of the following alternatives provided such request is filed with Sempra Energy  at least three months prior to his Retirement Date or Termination under the Basic Plan:

(a)

The Participant may request payment of such Participant’s Pre-Section 409A Benefit under any of the other annuity options for which he is eligible under the Basic Plan. The amount of such optional annuity benefit with respect to his or her Pre-Section 409A Benefit under this Plan shall be computed as specified in Section 5 of this Plan using the interest and mortality factors specified in the Basic Plan. The request will be subject to approval of the Company's Senior Human Resources Officer and, if approved, will be irrevocable as long as the Participant receives a lump sum distribution from the Basic Plan.

(b)

The Participant may request payment of such Participant’s Pre-Section 409A Benefit in a lump sum. The amount of the distribution with respect to his or her Pre-Section 409A Benefit under this Plan shall be computed as specified in Section 5 of this Plan using the actuarial factors specified in the Basic Plan. In the event such a request is timely filed, the request shall be considered by the Senior Human Resources Officer who shall have the sole discretion, considering the best interests of the Company, to allow a lump sum distribution. The decision of the Senior Human Resources Officer shall be final. The Participant will be required to show good reason for receiving a lump sum distribution and, file the request at least three months prior to separation from service as a condition of having the request approved. If the lump sum pay out is approved, the lump sum form of pay out shall be irrevocable even if the Participant changes his election under the Basic Plan.

The Participant’s beneficiary(ies) with respect to his or her Pre-Section 409A Benefit under this Plan shall be exactly the same as his beneficiary(ies) under the Basic Plan unless he elects and receives a lump sum distribution from the Basic Plan. In this event, the following provisions will apply if such Participant’s Pre-Section 409A Benefit under this Plan is paid in the form of a joint and survivor annuity.

The joint and survivor annuity is only available with respect to such Participant’s Pre-Section 409A Benefit if the Participant designates his or her spouse as beneficiary or obtains spousal consent to the designation of another beneficiary in the same manner as under the Basic Plan. If the spouse, or beneficiary dies before the Participant’s Retirement Date under the Basic Plan, the joint and survivor annuity with respect to such Participant’s Pre-Section 409A Benefit is canceled and the benefit is paid in the form of a straight life annuity.

(iii)

The payment of such Participant’s Post-Section 409A Benefit under this Plan shall be in a lump sum upon the Participant’s Separation from Service, unless the Participant elects to receive an optional annuity form of payment under subparagraph (a).  The amount of the Participant’s lump sum distribution with respect to his Post-Section 409A Benefit under this Plan shall be computed as specified in Section 5 of this Plan using the actuarial factors specified in the Basic Plan.

(a)

The Participant may elect, in writing, payment commencing upon the Participant’s Separation from Service under any of the following annuity options:  (I) a straight life annuity, (II) a joint and 50% survivor annuity, and (III) a joint and 100% survivor annuity.  The amount of such optional annuity benefit with respect to such Participant’s Post-Section 409A Benefit under this Plan shall be computed as specified in Section 5 of this Plan using the interest and mortality factors specified in the Basic Plan. The election will be subject to approval of the Company's Senior Human Resources Officer, in his or her discretion, and, if approved, will become effective and  irrevocable on the date of such approval (except as provided in subsection (B)).  The payment of such Participant’s Post-Section 409A Benefit in an annuity form shall commence upon the Participant’s Separation from Service.

(b)

A Participant’s election under subparagraph (a) may be made with respect to a Participant’s Post-Section 409A Benefit on or after January 1, 2006 and on or before December 31, 2008 in accordance with the transitional relief under Section 409A of the Internal Revenue Code and Internal Revenue Service Notices 2006-79 and 2007-86; provided, however, that a Participant’s election made in 2006 shall only apply with respect to payments that would not otherwise be payable in 2006, and shall not cause payments to be made in 2006 that would not otherwise be payable in 2006; and, provided, further, that a Participant’s election made in 2007 shall apply only with respect to payments that would not otherwise be payable in 2007 and shall not cause payments to be made in 2007 that would not otherwise be payable in 2007; and provided, further, that a Participant’s election made in 2008 shall apply only with respect to payments that would not otherwise be payable in 2008, and shall not cause payments to be made in 2008 that would not otherwise be payable in 2008.   A Participant’s election under subparagraph (a) shall be considered made when the election becomes irrevocable.  No election under subparagraph (a) may be made by a Participant unless such election becomes irrevocable on or prior to December 31, 2008.

(c)

The joint and survivor annuity is only available under clause (a)(II) or (III) if the Participant designates his or her spouse as beneficiary or obtains spousal consent to the designation of another beneficiary in the same manner as under the Basic Plan as part of the Participant’s election. If the spouse, or beneficiary dies before the Participant’s Separation from Service, the joint and survivor annuity is canceled and the benefit is paid in the form of a straight life annuity; provided, that the straight life annuity is actuarially equivalent, applying reasonable actuarial methods and assumptions, to the joint and survivor annuity in effect prior to such cancellation, as determined under Treasury Regulation Section 1.409A-2(b)(2)(ii).

(d)

Except as provided in subsection (B), such Participant may not change the form and time of payment of such Participant’s Post-Section 409A Benefit under this Plan after December 31, 2008.

(iv) Notwithstanding the foregoing, in no event shall a distribution option be available or apply to a Participant’s Pre-Section 409A Benefit if such distribution option would result in a material modification of the Participant’s Pre-Section 409A Benefit, as determined under Section 409A of the Code and Treasury Regulation Section 1.409A-6.

(v)

A lump sum payment of a Participant’s Post-Section 409A Benefit under this subsection (A) shall be paid on such date as is determined by Sempra Energy within thirty (30) days following the Participant’s Separation from Service.  If an annuity payment is elected for purposes of the payment of such Participant’s Post-Section 409A Benefit under this subsection (A), such Post-Section 409A Benefit shall be paid monthly, beginning on the last day of the month of the Participant’s Separation from Service and shall continue to be paid monthly during the life of the Participant and the life of the Participant’s designated beneficiary, if any (if such beneficiary survives the Participant).  In all cases, the monthly benefit shall equal the annual benefit divided by 12.

(B)

Changes in Distribution Option for Certain SERP Participants

A Participant described in subsection (A) may elect to change the form of the payment of such  Participant’s Post-Section 409A Benefit under this Plan, as follows:

(i)

The Participant may elect, in writing, to change the form of  payment of such Participant’s Post-Section 409A Benefit to any of the following options:  (a) a lump sum, (b) a straight life annuity, (c) a joint and 50% survivor annuity, and (d) a joint and 100% survivor annuity.  The amount of such optional benefit under this Plan shall be computed as specified in Section 5 of this Plan using the interest and mortality factors specified in the Basic Plan.  The Participant’s election shall be subject to paragraphs (ii), (iii), (iv), (v), (vi) and (vii).  Except as provided in paragraph (vi), the Participant’s election under this paragraph (i) shall be irrevocable.  The joint and survivor annuity is only available under subparagraph (c) or (d) if the Participant designates his or her spouse as beneficiary or obtains spousal consent to the designation of another beneficiary in the same manner as under the Basic Plan as part of the Participant’s election.  If the spouse, or beneficiary dies before the Participant’s Separation from Service, the joint and survivor annuity elected under this paragraph (i) is canceled and the benefit is paid in the form of a straight life annuity; provided, that the straight life annuity is actuarially equivalent, applying reasonable actuarial methods and assumptions, to the joint and survivor annuity in effect prior to such cancellation, as determined under Treasury Regulation Section 1.409A-2(a)(2)(ii).

(ii)

The Participant’s election under paragraph (i) must be made prior to the Participant’s Separation from Service.

(iii)

If the Participant’s form of payment, as in effect at the time of election under paragraph (i), is an annuity, such Participant’s election under paragraph (i)(b), (c) or (d) (an election of an alternative annuity form of payment) shall be effective immediately and paragraph (v) shall not apply to such Participant’s election; provided, that the alternative annuity form of payment elected by the Participant is actuarially equivalent applying reasonable actuarial methods and assumptions to the annuity form of payment, as in effect at the time of the election, as determined under Treasury Regulation Section 1.409A-2(b)(2)(ii).

(iv)

Except as provided in paragraph (iii), the Participant’s election under paragraph (i) shall not take effect until 12 months after his election is made, in accordance with Treasury Regulation Section 1.409A-2(b)(1)(i).  If the Participant has a Separation from Service before the election under paragraph (i) becomes effective, the election under paragraph (i) shall terminate and the Participant’s Post-Section 409A Benefit shall be paid in the form of payment as in effect at the time of the election under paragraph (i).

(v)

Except as provided in paragraph (iii), in the event the Participant’s election under paragraph (i) becomes effective, the payment of such Participant’s Post-Section 409A Benefit under the option shall be deferred for a period of five years from the date such payment would otherwise have been paid (or, in the case of a life annuity treated as a single payment, five years from the date the first amount was scheduled to be paid), in accordance with Treasury Regulation Section 1.409A-2(b)(1)(ii).

(vi)

The Participant may elect to change the annuity option elected under paragraph (i) to another annuity option specified under paragraph (i) and such election shall become effective immediately, provided, that such change is made prior to the commencement of the payment of such Participant’s Post-Section 409A Benefit under this Plan; and, provided, further, that the annuity form of payment is actuarially equivalent, applying reasonable actuarial methods and assumptions, to the annuity form of payment, as in effect at the time of the election, as determined under Treasury Regulation Section 1.409A-2(b)(2)(ii).

(vii)

Any change in a Participant’s form of payment under this subsection (B) shall be made in accordance with Treasury Regulation Section 1.409A-2(b).

(C)

Distribution Options for other Participants

Except as provided in subsection (A), in the case of a Participant who first became an Eligible Employee (as determined under Section 4) on or before December 31, 2005, the payment of benefits under this Plan shall be made in a lump sum in accordance with this subsection (C) upon the Participant’s Separation from Service, unless the Participant elects to receive an optional annuity form of payment under paragraph (i).  The amount of the Participant’s lump sum distribution under this Plan shall be computed as specified in Section 5 of this Plan using the actuarial factors specified in the Basic Plan.

(i)

Such a Participant may elect, in writing, payment commencing upon the Participant’s Separation from Service under any of the following annuity options:  (a) a straight life annuity, (b) a joint and 50% survivor annuity, and (c) a joint and 100% survivor annuity.  The amount of such optional annuity benefit under this Plan shall be computed as specified in Section 5 of this Plan using the interest and mortality factors specified in the Basic Plan. The election will be subject to approval of the Senior Human Resources Officer of Sempra Energy, in his or her discretion, and, if approved, will become effective and irrevocable on the date of such approval (except as provided in subsection (D)).  The payment of such Participant’s benefits under this Plan in an annuity form shall commence upon the Participant’s Separation from Service.

(ii)

A Participant’s election under paragraph (i) may be made with respect to such Participant’s benefit under this Plan on or after January 1, 2006 and on or before December 31, 2008 in accordance with the transitional relief under Section 409A of the Internal Revenue Code and Internal Revenue Service Notices 2006-79 and 2007-86; provided, however, that a Participant’s election made in 2006 shall apply only with respect to payments that would not otherwise be payable in 2006, and shall not cause payments to be made in 2006 that would not otherwise be payable in 2006; and, provided, further, that a Participant’s election made in 2007 shall apply only with respect to payments that would not otherwise be payable in 2007, and shall not cause payments to be made in 2007 that would not otherwise be payable in 2007; and provided, further, that a Participant’s election made in 2008 shall apply only with respect to payments that would not otherwise be payable in 2008, and shall not cause payments to be made in 2008 that would not otherwise be payable in 2008.  A Participant’s election under paragraph (i) shall be considered made when the election becomes irrevocable.  No election under paragraph (i) may be made by a Participant unless such election becomes irrevocable on or prior to December 31, 2008.

(iii)

The joint and survivor annuity is only available under subparagraphs (i)(b) or (c) if the Participant designates his or her spouse as beneficiary or obtains spousal consent to the designation of another beneficiary in the same manner as under the Basic Plan as part of the Participant’s election. If the spouse, or beneficiary dies before the Participant’s Separation from Service, the joint and survivor annuity is canceled and the benefit is paid in the form of a straight life annuity; provided, that the straight life annuity is actuarially equivalent, applying reasonable actuarial methods and assumptions, to the joint and survivor annuity in effect prior to such cancellation, as determined under Treasury Regulation Section 1.409A-2(b)(2)(ii).

(iv)

Except as provided in subsection (D), such Participant may not change the form and time of payment of benefits under this Plan after December 31, 2008.

(v)

A lump sum payment under this subsection (C) shall be paid on such date as is determined by Sempra Energy within thirty (30) days following the Participant’s Separation from Service.  An annuity under this subsection (C) shall be paid monthly, beginning on the last day of the month of the Participant’s Separation from Service and shall continue to be paid monthly during the life of the Participant and the life of the Participant’s designated beneficiary, if any (if such beneficiary survives the Participant).  In all cases, the monthly benefit shall equal the annual benefit divided by 12.

(D)

Changes in Distribution Option for other Participants

A Participant described in subsection (C) may elect to change the form of the payment of such Participant’s benefit under this Plan, as follows:

(i)

The Participant may elect, in writing, to change the form of  payment of such Participant’s benefit to any of the following options:  (a) a lump sum, (b) a straight life annuity, (c) a joint and 50% survivor annuity, and (d) a joint and 100% survivor annuity.  The amount of such optional benefit under this Plan shall be computed as specified in Section 5 of this Plan using the interest and mortality factors specified in the Basic Plan.  The Participant’s election shall be subject to paragraphs (ii), (iii), (iv), (v), (vi) and (vii).  Except as provided in paragraph (vi), the Participant’s election under this paragraph (i) shall be irrevocable.  The joint and survivor annuity is only available under subparagraph (c) or (d) if the Participant designates his or her spouse as beneficiary or obtains spousal consent to the designation of another beneficiary in the same manner as under the Basic Plan as part of the Participant’s election.  If the spouse, or beneficiary dies before the Participant’s Separation from Service, the joint and survivor annuity is canceled and the benefit is paid in the form of a straight life annuity; provided, that the straight life annuity is actuarially equivalent, applying reasonable actuarial methods and assumptions, to the joint and survivor annuity in effect prior to such cancellation, as determined under Treasury Regulation Section 1.409A-2(b)(2)(ii).

(ii)

The Participant’s election under paragraph (i) must be made prior to the Participant’s Separation from Service.

(iii)

If the Participant’s form of payment, as in effect at the time of the election under paragraph (i), is an annuity, such Participant’s election under paragraph (i)(b), (c) or (d) (an election of an alternative annuity form of payment) shall be effective immediately and paragraph (v) shall not apply to such Participant’s election; provided, that the alternative annuity form of payment elected by the Participant is actuarially equivalent applying reasonable actuarial methods and assumptions to the annuity form of payment, as in effect at the time of the election, as determined under Treasury Regulation Section 1.409A-2(b)(2)(ii).

(iv)

Except as provided in paragraph (iii), the Participant’s election under paragraph (i) shall not take effect until 12 months after the date his or her election is made in accordance with Treasury Regulation Section 1.409A-2(b)(1)(i).  If the Participant has a Separation from Service before the election under paragraph (i) becomes effective, the election under paragraph (i) shall terminate and the Participant’s benefit shall be paid in the form of payment as in effect at the time of the election under paragraph (i).

(v)

Except as provided in paragraph (iii), in the event the Participant’s election under paragraph (i) becomes effective, the payment of such Participant’s benefit under the option be deferred for a period of five years from the date such payment would otherwise have been paid (or, in the case of a life annuity treated as a single payment, five years from the date the first amount was scheduled to be paid), in accordance with Treasury Regulation Section 1.409A-2(b)(1)(ii).

(vi)

The Participant may elect to change an annuity form of payment elected under paragraph (i) to another annuity form of payment specified under paragraph (i)(b), (c) or (d), and such election shall be effective immediately; provided, that such change is made prior to the commencement date of the payment of benefits under this Plan; and, provided, further, that the annuity form of payment is actuarially equivalent applying reasonable actuarial methods and assumptions to the annuity form of payment, as in effect at the time of the election, as determined under Treasury Regulation Section 1.409A-2(b)(2)(ii).

(vii)

Any change in a Participant’s form of payment under this subsection (D) shall be made in accordance with Treasury Regulation Section 1.409A-2(b).

(E)

Pre-Section 409A Benefit; Post-Section 409A Benefit.

(i)

In the case of a Participant described in subsection (A), such Participant’s “Pre-Section 409A Benefit” means the portion of such Participant’s benefit under the Plan, if any, to which such Participant had a legal binding right, and which was earned and vested, as of December 31, 2004, determined in accordance with Section 409A of the Code and Treasury Regulation Section 1.409A-6.  Such Participant’s “Pre-Section 409A Benefit” shall be determined by the terms of the Plan and the Basic Plan, as in effect as of October 3, 2004.

Such Participant’s “Pre-Section 409A Benefit” shall equal the present value of the amount to which such Participant would have been entitled under the Plan if such Participant voluntarily terminated services without cause on December 31, 2004, and received a payment of the benefits available from the Plan on the earliest possible date allowed under the Plan to receive a payment of benefits following the termination of services, and received the benefits in the form with maximum value.  Notwithstanding the foregoing, for any subsequent taxable year of such Participant, the “Pre-Section 409A Benefit” shall increase to equal the present value of the benefit such Participant actually becomes entitled to, in the form and at the time actually paid, determined under the terms of the Plan (including applicable limits under the Code), as in effect on October 3, 2004, without regard to any further services rendered by such Participant after December 31, 2004, or any other events affecting the amount of or the entitlement to benefits (other than such Participant’s election with respect to the time or form of an available benefit).  Such present value shall be computed using the applicable actuarial assumptions and methods under the Basic Plan to the extent in accordance with Treasury Regulation Section 1.409A-6(a)(3)(i), or such other reasonable actuarial assumptions and methods as are permitted under Treasury Regulation Section 1.409A-6(a)(3)(i).

(ii)

In the case of a Participant described in subsection (A), such Participant’s “Post-Section 409A Benefit” means such Participant’s benefit under this Plan, less such Participant’s Pre-Section 409A Benefit (if any).  In the case of any other Participant, such Participant’s “Post-Section 409A Benefit” means such Participant’s benefit under this Plan.

(F)

Distributions to Newly Eligible Employees

(i)

In the case of a Participant who first becomes an Eligible Employee under this Plan (as determined under Section 4) after December 31, 2005, the payment of benefits under this Plan shall be made in a lump sum in accordance with this subsection (F) upon the Participant’s Separation from Service, except as provided in paragraph (ii).

(ii)

The Participant may elect to change the form of the payment of benefits under this Plan, as follows:

(a)

The Participant may elect, in writing, to change the form of payment of such benefit to any of the following annuity options:  (I) a straight life annuity, (II) a joint and 50% survivor annuity, and (III) a joint and 100% survivor annuity.  The amount of such optional annuity benefit under this Plan shall be computed as specified in Section 5 of this Plan using the interest and mortality factors specified in the Basic Plan.  The Participant’s election shall be subject to subparagraphs (b), (c), (d), (e) and (f).  Except as provided in subparagraph (e), the Participant’s election under this subparagraph (a) shall be irrevocable.  The joint and survivor annuity is only available under clause (II) or (III) if the Participant designates his or her spouse as beneficiary or obtains spousal consent to the designation of another beneficiary in the same manner as under the Basic Plan as part of the Participant’s election.  If the spouse, or beneficiary dies before the Participant’s Separation from Service, the joint and survivor annuity is canceled and the benefit is paid in the form of a straight life annuity; provided, that the straight life annuity is actuarially equivalent, applying reasonable actuarial methods and assumptions, to the joint and survivor annuity in effect prior to such cancellation, as determined under Treasury Regulation Section 1.409A-2(b)(2)(ii).

(b)

The Participant’s election under subparagraph (a) must be made prior to the Participant’s Separation from Service.

(c)

The Participant’s election under subparagraph (a) shall not take effect until 12 months after his election is made in accordance with Treasury Regulation Section 1.409A-2(b)(1)(i).  If the Participant has a Separation from Service before the election under subparagraph (a) becomes effective, the election under subparagraph (a) shall terminate and the Participant’s benefit shall be paid in a lump sum payment under paragraph (i).

(d)

In the event the Participant’s election under subparagraph (a) becomes effective, the payment of benefits under the annuity option shall be deferred for a period of five years from the date such payment would otherwise have been paid (or, in the case of a life annuity treated as a single payment, five years from the date the first amount was scheduled to be paid), in accordance with Treasury Regulation Section 1.409A-2(b)(1)(ii).

(e)

The Participant may elect to change the annuity form of payment elected under subparagraph (a) to another annuity form of payment specified under subparagraph (a) and such election shall be effective immediately; provided, that such change is made prior to the commencement of the payment of benefits under this Plan; and, provided, further, that the annuity form of payment is actuarially equivalent applying reasonable actuarial methods and assumptions to the annuity form of payment, as in effect at the time of the election, as determined under Treasury Regulation Section 1.409A-2(b)(2)(ii).

(f)

Any change in a Participant’s form of payment under this paragraph (ii) shall be in accordance with Treasury Regulation Section 1.409A-2(b).

(iii)

A lump sum payment under paragraph (F)(i) shall be paid on such date as is determined by Sempra Energy within thirty (30) days following the Participant’s Separation from Service.  An annuity under this subsection (F) shall be paid monthly, beginning on the last day of the month in which the date determined under subparagraph (F)(i)(d) occurs and shall continue to be paid monthly during the life of the Participant and the life of the Participant’s designated beneficiary, if any (if such beneficiary survives the Participant).  In all cases, the monthly benefit shall equal the annual benefit divided by 12.

 (G)

Death Benefits

If a Participant dies prior to the commencement of benefits under this Plan on or after his or her Separation from Service (or, in the case of a Participant described in subsection (A), such Participant’s Pre-Section 409A Death Benefit (if any), prior to the commencement of benefits under this Plan on or after such Participant’s Retirement Date or Termination), the payment of death benefits to such Participant’s beneficiary(ies) shall be made in accordance with this subsection (G).

(i)

The death benefits payable to such Participant’s beneficiary(ies) under this subsection (G) shall be computed as specified in Section 5 of this Plan using the actuarial factors specified in the Basic Plan.

(ii)

The death benefits payable to such Participant’s beneficiary(ies) under this subsection (G) shall be in lieu of any benefits that would have been payable under the other provisions of this Section 6, if such Participant had survived until the date of commencement of benefits.

(iii)

The death benefits payable to such Participant’s beneficiary(ies) under this subsection (G) shall be payable in a lump sum payment on such date as is determined by Sempra Energy during the thirty (30) day period commencing upon such Participant’s death; provided, however, that, in the case of a Participant described in subsection (A), such Participant’s Pre-Section 409A Death Benefit (if any) shall be paid in the same payment form and at the same time as the payment of pre-commencement death benefits on behalf of such Participant under the Basic Plan and such Participant’s Post-Section 409A Death Benefit shall be payable in a lump sum on such date as is determined by Sempra Energy during the thirty (30) day period commencing upon such Participant’s death.

 (iv)

For purposes of this subsection (G) and Section 9,

(a)

in the case of a Participant described in subsection (A), such Participant’s “Pre-Section 409A Death Benefit” means the portion of the death benefits payable to such Participant’s beneficiary(ies) under this subsection (G), if any, to which such Participant had a legal binding right, and which was earned and vested, as of December 31, 2004, determined in accordance with Section 409A of the Code and Treasury Regulation Section 1.409A-6.  Such Participant’s “Pre-Section 409A Death Benefit” shall be determined by the terms of the Plan and the Basic Plan, as in effect as of October 3, 2004 and in a manner consistent with paragraph (E)(i) and Treasury Regulation Section 1.409A-6(a)(3)(i), and

(b)

in the case of a Participant described in subsection (A), such Participant’s “Post-Section 409A Death Benefit” means the death benefit payable to such Participant’s beneficiary(ies) under this subsection (G), less such Participant’s Pre-Section 409A Death Benefit.

(H)

Mandatory Distribution

Notwithstanding subsections (A), (B), (C), (D) and (F), if actuarial value of a Participant’s benefit hereunder as of the date of the Participant’s Separation from Service is less than $10,000, the benefit shall be distributed in a lump sum upon the Participant’s Separation from Service in accordance with Treasury Regulation Section 1.409A-3(j)(4)(v).  Such lump sum payment shall be paid on such date as is determined by Sempra Energy within thirty (30) days following the Participant’s Separation from Service.  Such lump sum payment shall be made only if such payment satisfies the requirement of Treasury Regulation Section 1.409A-3(j)(4)(v)(A).

(I)

Distributions to Specified Employees

Notwithstanding the foregoing, in the case of a Participant who is a Specified Employee on the date of such Participant’s Separation from Service, the payment of such Participant’s Post-Section 409A Benefit to such Participant shall not be made before the date which is six months after the date of such Participant’s Separation from Service (or, if earlier, the date such Participant’s death) in accordance with Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.  Any payment of such Participant’s Post-Section 409A Benefit to which such Participant otherwise would have been entitled during the first six months following the date of such Participant’s Separation from Service shall be accumulated (with interest at the annual rate of interest on 30-year Treasury securities for the November next preceding the first day of the calendar year in which such Participant’s Separation from Service occurs) and paid on the first day of the seventh month following the date of such Participant’s Separation from Service (or, if earlier, the date of such Participant’s death) in accordance with Section 409A(a)(2)(B)(i) and the Treasury Regulations thereunder.

(J)

Prohibition on Acceleration of Distributions

The time or schedule of payment of any payment of a Participant’s Post-Section 409A Benefit under the Plan shall not be subject to acceleration, except as provided under Treasury Regulations promulgated in accordance with Section 409A(a)(3) of the Code.

(K)

Conformance of Time and Form of Payment under the SERP

(i)

If a Participant is or becomes a participant in the SERP, the payment of such Participant’s “Post-Section 409A Supplemental Retirement Benefit” (as defined in the SERP) to such Participant under the SERP shall be made or commence on the date of the payment or commencement of such Participant’s Post-Section 409A Benefit under this Plan, and the form of payment of such Participant’s “Post-Section 409A Supplemental Retirement Benefit” (as defined in the SERP) under the SERP shall be the same as the form of payment of such Participant’s Post-Section 409A Benefit under this Plan.

(ii)

In the event that a Participant elects to change the form of the payment of such Participant’s Post-Section 409A Benefit under this Plan, such Participant shall be deemed to have elected to change the form of the payment of such Participant’s “Post-Section 409A Supplemental Retirement Benefit” (as defined in the SERP) under the SERP to the form of the payment of such Participant’s Post-Section 409A Benefit under this Plan.  Any such election shall be subject to the provisions of subsection (B), (D) or (F), as applicable, and the provisions of the SERP and, in any event, the time and form of payment of such Participant’s “Post-Section 409A Supplemental Retirement Benefit” under the SERP shall be the same as the time and form of payment of such Participant’s Post-Section 409A Benefit under this Plan.

7.

EMPLOYEE’S RIGHTS

An Employee shall not be entitled to any payments from the Basic Plan on the basis of any benefits to which he may be entitled under this Plan. Benefits under this Plan shall be payable only from the general assets of the Company.

8.

AMENDMENT AND DISCONTINUANCE

The Company expects to continue this Plan indefinitely, but reserves to the Compensation Committee the right to amend or discontinue the Plan if, in the Compensation Committee's sole judgment, such a change is deemed necessary or desirable. However, if the Compensation Committee shall amend or discontinue this Plan, the Company shall be liable for any benefits accrued under this Plan as of the date of such amendment or termination determined on the basis of each employee's presumed termination of employment as of such date. Provided further, that if the Department of Labor determines, or issues regulations under which, the Plan would be subject to Parts 2 and/or 3 of Title I of ERISA, the Compensation Committee may taken such action or actions as it deems appropriate. Such actions may include, but are not limited to, modification, termination or partial termination of the Plan. In the event of such modification, termination, or partial termination, the Compensation Committee may make immediate distribution of the benefits of some or all of the Participant’s benefits, as it deems necessary or appropriate, to the extent such distribution is in accordance with Section 409A of the Code and the Treasury Regulations thereunder.

9.

DEFINITIONS

“Basic Plan” means the Sempra Energy Cash Balance Plan, as amended from time to time.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Company” means Sempra Energy and any successor corporation.  “Company” shall also include each corporation which is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) of which Sempra Energy is a member, if such corporation maintains the Basic Plan for the benefit of its employees.

“Eligible Employee” means an Employee who has become eligible for benefits under the Plan, as determined in Section 4.

“Employee” means an individual who is an employee of the Company.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Lump Sum Option”  shall have the meaning set forth in the Basic Plan.

“Retirement Date” shall have the meaning set forth in the Basic Plan.

“Separation from Service”, with respect to a Participant (or another Service Provider) means the Participant’s (or such Service Provider’s) “separation from service,” as defined in Treasury Regulation Section 1.409A-1(h).

Effective as of January 1, 2008, and in accordance with Treasury Regulation Section 1.409A-1(h)(3) (and the transitional relief under Internal Revenue Service Notice 2005-1, the proposed regulations under Section 409A of the Code and Internal Revenue Service Notice 2006-79), and in connection with the formation of RBS Sempra Commodities (as defined in Section 10), with respect to the benefits payable under this Plan to a Participant who is an employee of SET LLC or SES (each, as defined in Section 11), and who is a Transferred Employee (as defined in Section 10), the foregoing definition of “Separation from Service” shall be applied by determining the “service recipient,” as defined in Treasury Regulation Section 1.409A-1(g), by substituting the language “at least 20%” for the language “at least 80%” and applying Sections 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations under Section 414(b) of the Code and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c) of the Code.  This paragraph shall not apply with respect to the benefits payable under this Plan to any other Participant.

“SERP” means the Sempra Energy Supplemental Executive Retirement Plan, as amended from time to time.

“Service Provider” means a Participant or any other “service provider,” as defined in Treasury Regulation Section 1.409A-1(f).

“Service Recipient,” with respect to a Participant, means the Company and all persons considered part of the “service recipient,” as defined in Treasury Regulation Section 1.409A-1(g), as determined from time to time.  As provided in Treasury Regulation Section 1.409A-1(g), the “Service Recipient” shall mean the person for whom the services are performed and with respect to whom the legally binding right to compensation arises, and all persons with whom such person would be considered a single employer under Section 414(b) or 414(c) of the Code.

“Specified Employee” means a Service Provider who, as of the date of the Service Provider’s Separation from Service, is a “Key Employee” of the Service Recipient any stock of which is publicly traded on an established securities market or otherwise.  For purposes of this definition, a Service Provider is a “Key Employee” if the Service Provider meets the requirements of Section 416(i)(1)(A)(i), (ii) or (iii) of the Code (applied in accordance with the Treasury Regulations thereunder and disregarding Section 416(i)(5) of the Code) at any time during the Testing Year.  If a Service Provider is a “Key Employee” (as defined above) as of a Specified Employee Identification Date, the Service Provider shall be treated as “Key Employee” for the entire twelve (12) month period beginning on the Specified Employee Effective Date.  For purposes of this definition, a Service Provider’s compensation for a Testing Year shall mean such Service Provider’s compensation, as determined under Treasury Regulation Section 1.415(c)-2(a) (and applied as if the Service Recipient were not using any safe harbor provided in Treasury Regulation Section 1.415(c)-2(d), were not using any of the elective special timing rules provided in Treasury Regulation Section 1.415(c)-2(e), and were not using any of the elective special rules provided in Treasury Regulation Section 1.415(c)-2(g)), from the Service Recipient for such Testing Year.  The “Specified Employees” shall be determined in accordance with Section 409A(a)(2)(B)(i) of the Code and Treasury Regulation Section 1.409A-1(i).

“Specified Employee Effective Date” means the first day of the fourth month following the Specified Employee Identification Date.  The Specified Employee Effective Date may be changed by the Company, in its discretion, in accordance with Treasury Regulation Section 1.409A-1(i)(4).

“Specified Employee Identification Date”, for purposes of Treasury Regulation Section 1.409A-1(i)(3), means December 31.  The “Specified Employee Identification Date” shall apply to all “nonqualified deferred compensation plans” (as defined in Treasury Regulation Section 1.409A-1(a)) of the Service Recipient and all affected Service Providers.  The “Specified Employee Identification Date” may be changed by Sempra Energy, in its discretion, in accordance with Treasury Regulation Section 1.409A-1(i)(3).

“Termination” shall have the meaning set forth in the Basic Plan.

“Testing Year” means the twelve (12) month period ending on the Specified Employee Identification Date, as determined from time to time.

10.

EMPLOYEES OF SEMPRA ENERGY TRADING CORPORATION AND SEMPRA ENERGY SOLUTIONS LLC

This Section 10 includes special provisions relating to the benefits of the Participants who are employed by Sempra Energy Trading Corporation (“SET”) and Sempra Energy Solutions LLC (“SES”).

(A)

Background

SET and SES maintain the Basic Plan for the benefit of their respective eligible employees.  Certain SET and SES employees are Participants in this Plan.

On July 9, 2007, Sempra Energy, Sempra Global, Sempra Energy Trading International, B.V. (“SETI”) and The Royal Bank of Scotland plc (“RBS”) entered into the Master Formation and Equity Interest Purchase Agreement, dated as of July 9, 2007 (the “Master Formation Agreement”), which provides for the formation of a partnership, RBS Sempra Commodities LLP (“RBS Sempra Commodities”), to purchase and operate Sempra Energy’s commodity-marketing businesses.  Pursuant to a Master Formation Agreement, RBS Sempra Commodities will be formed as a United Kingdom limited liability partnership and RBS Sempra Commodities will purchase Sempra Energy’s commodity-marketing subsidiaries.

Prior to the Closing, SET will be converted into a limited liability company (“SET LLC”).  Following such conversion, SET employees will be employed by SET LLC.  Prior to the Closing, SES will become a wholly-owned subsidiary of SET LLC.

Also, prior to the Closing, Sempra Energy will own, directly or indirectly through wholly-owned subsidiaries, 100% of the membership interests in SET LLC and SES.  Prior to the Closing, SET LLC and SES will be disregarded entities for federal income tax purposes.

Effective as of the Closing, RBS Sempra Commodities will purchase 100% of the membership interests in SET LLC.

As provided in the Master Formation Agreement, an employee of SET LLC who is actively at work on the Closing Date will continue to be employed by SET LLC immediately after the Closing Date, and an employee of SES who is actively at work on the Closing Date will continue to be employed by SES (each such employee is referred to as a Transferred Employee).

Also, as provided in the Master Formation Agreement, with respect to an employee of SET LLC or SES who is not actively at work on the Closing Date because such employee is on approved short-term disability or long-term disability leave in accordance with the Sempra Plans (such employee is referred to as an Inactive Employee), if such Inactive Employee returns to active work at the conclusion of such leave, and in any case within six months following the Closing Date (or such longer period as is required by applicable law), such Inactive Employee shall become a Transferred Employee as of the date of such person’s return to active employment with the SET LLC or SES (such date is referred to as the Transfer Date).

Effective as of the Closing, SET LLC will be a wholly-owned subsidiary of RBS Sempra Commodities, SES will be an indirect, wholly-owned subsidiary of RBS Commodities, Sempra Global and SETI will be partners in RBS Sempra Commodities, and Sempra Energy will own, indirectly through wholly-owned subsidiaries, at least a 50% profits interest in RBS Sempra Commodities.

(B)

Cessation of Participation by SET LLC and SES; Cessation of Benefit Accruals

(i)

Prior to the Closing, SET LLC shall be a participating employer in this Plan.  Effective as of the Closing Date, SET LLC will cease to be a participating employer in this Plan.

(ii)

Prior to the Closing, SES shall be a participating employer in this Plan.  Effective as of the Closing Date, SES will cease to be a participating employer in this Plan.

(iii)

Effective as of the Closing Date (or the Transfer Date, if applicable), a Transferred Employee who is a Participant shall cease to accrue any further benefits as an active participant in this Plan and shall have no rights to continue as an active participant under this Plan (without derogation of the rights of such Transferred Employee as a vested, terminated Participant in this Plan).

(iv)

No Transferred Employee shall become a Participant on or after the Closing Date.

(C)

Separation from Service

(i)

Effective as of the Closing, RBS Sempra Commodities will be a member of a group of trades or businesses (whether or not incorporated) under common control for purposes of Section 414(c) of the Code and Treasury Regulation Section 1.414(c)-2, as determined under Treasury Regulation Section 1.409A-1(h)(3), that includes Sempra Energy and its wholly-owned subsidiaries.  Consequently, effective as of the Closing, RBS Sempra Commodities will be included in the “service recipient” that includes Sempra Energy and its wholly-owned subsidiaries, as defined under Treasury Regulation Section 1.409A-1(h)(3).

(ii)

A Participant who is an employee of SET LLC or SES, and who is a Transferred Employee effective as of the Closing Date, will not have a Separation from Service solely as a result of the purchase of the membership interests of SET LLC by RBS Sempra Commodities effective as of the Closing.

(iii)

A Participant who is an employee of SET LLC or SES, who is an Inactive Employee, and who becomes a Transferred Employee effective on a Transfer Date after the Closing Date, will not have a Separation from Service solely as a result of the purchase of the membership interests of SET LLC by  RBS Sempra Commodities or becoming a Transferred Employee on a Transfer Date after the Closing Date.

(iv)

For purposes of the Plan, a Participant who is an employee of SET LLC or SES, and who is or becomes a Transferred Employee, will have a Separation from Service on or after the Closing Date (or the Transfer Date, if applicable), as determined under Section 10 and Treasury Regulation Section 1.409A-1(h).

(D)

Certain Defined Terms

For purposes of this Section 11, the terms “Closing,” “Closing Date,” “Inactive Employee,” “Sempra Plans,” “Transferred Employees” and “Transfer Date” shall have the meanings ascribed to such terms under the Master Formation Agreement.

11.

SECTION 409A OF THE CODE

(A)

This Plan shall be interpreted, construed and administered in a manner that satisfies the requirements of Sections 409A(a)(2), (3) and (4) of the Code and the Treasury Regulations thereunder (subject to the transitional relief under Internal Revenue Service Notice 2005-1, the Proposed Regulations under Section 409A of the Code, Internal Revenue Service Notices 2006-79 and 2007-86 and other applicable authority issued by the Internal Revenue Service).  As provided in Internal Revenue Service Notices 2006-79 and 2007-86, notwithstanding any other provision of this Plan, with respect to an election or amendment to change a time and form of payment under the Plan made on or after January 1, 2006 and on or before December 31, 2006, the election or amendment shall apply only to amounts that would not otherwise be payable in 2006 and shall not cause an amount to be paid in 2006 that would not otherwise be payable in 2006; and, with respect to an election or amendment to change a time and form of payment under this Plan made on or after January 1, 2007 and on or before December 31, 2007, the election or amendment may apply only to amounts that would not otherwise be payable in 2007 and may not cause an amount to be paid in 2007 that would not otherwise be payable in 2007; and, with respect to an election or amendment to change a time and form of payment under this Plan made on or after January 1, 2008 and on or before December 31, 2008, the election or amendment may apply only to amounts that would not otherwise be payable in 2008 and may not cause an amount to be paid in 2008 that would not otherwise be payable in 2008.  If Sempra Energy determines that any deferred compensation amounts under this Plan subject to Section 409A of the Code do not comply with Sections 409A(a)(2), (3) and (4) of the Code, the Treasury Regulations thereunder and other applicable authority issued by the Internal Revenue Service, Sempra Energy may amend this Plan, or take such other actions as Sempra Energy deems reasonably necessary or appropriate, to ensure that such amounts comply with the requirements of Section 409A of the Code, the Treasury Regulations thereunder and other applicable authority issued by the Internal Revenue Service.  In the case of any deferred compensation amounts under this Plan that are subject to Section 409A of the Code, if any provision of the Plan would cause such amounts to fail to so comply, such provision shall be deemed amended, or shall not be effective and shall be null and void, to the extent necessary to cause such amounts to comply with Section 409A(a)(2), (3) and (4) of the Code, the Treasury Regulations thereunder and other applicable authority issued by the Internal Revenue Service.

(B)

The Plan provides that benefits under the Plan are determined under the formula for determining benefits under the Basic Plan (which is a qualified employer plan, as defined in Treasury Regulation Section 1.409A-1(a)(2)), applied without regard to the limitations applicable to the Basic Plan under Sections 401(a)(17) and 415 of the Code, and after an offset of the benefits provided under the Basic Plan.  Accordingly, the Plan is intended to be a nonqualified deferred compensation plan subject to Treasury Regulation Sections 1.409A-2(a)(9) and 1.409A-3(j)(5).

12.

CLAIMS PROCEDURE

(A)

Claim

A Participant, beneficiary or other person who believes that he is being denied a benefit to which he is entitled under this Plan (hereinafter referred to as “Claimant”) may file a written request for such benefit with the Compensation Committee, setting forth his claim.  The request must be addressed to the Compensation Committee at Sempra Energy at its then principal place of business.  The claims procedure of this Section shall be applied in accordance with Section 503 of ERISA and Department of Labor Regulation Section 2560.503-1.  A Participant, beneficiary or other person may assert a claim, or request review of the denial of a claim, through such Participant’s, beneficiary’s or person’s authorized representative, provided that such Participant, beneficiary or person has submitted a written notice evidencing the authority of such representative to the Compensation Committee.

A Claimant or his duly authorized representative shall submit his claim under the Plan in writing to the Compensation Committee.  The Claimant may include documents, records or other information relating to the claim for review by the Compensation Committee in connection with such claim.

(B)

Claim Decision

The Compensation Committee shall review the Claimant’s claim (including any documents, records or other information submitted with such claim) and determine whether such claim shall be approved or denied in accordance with the Plan.

Upon receipt of a claim, the Compensation Committee shall advise the Claimant that a claim decision shall be forthcoming within 90 days and shall, in fact, deliver such claim decision within such period.  The Compensation Committee may, however, extend the claim decision period for an additional 90 days for special circumstances.  If the Compensation Committee extends the claim decision period, the Compensation Committee shall provide the Claimant with written notice of such extension prior to the end of the initial 90 day period.  The extension notice shall indicate the special circumstances requiring the extension of time and the date by which the Compensation Committee expects to render a claim decision.

If the claim is denied in whole or in part, the Compensation Committee shall inform the Claimant in writing, using language calculated to be understood by the Claimant, setting forth: (i) the specified reason or reasons for such denial; (ii) references to the specific provisions of this Plan on which such denial is based; (iii) a description of any additional material or information necessary for the Claimant to perfect his claim and an explanation of why such material or such information is necessary; and (iv) a description of the Plan’s procedures for review and the time limits applicable to such procedures, including a statement of the Claimant’s right to bring a civil action under Section 502(a) of ERISA following a denial of the review of the denial of the claim.

The Claimant may request a review of any denial of the claim in writing to the Compensation Committee within 60 days after receipt of the Compensation Committee’s notice of denial of claim.  The Claimant’s failure to appeal the denial of the claim by the Compensation Committee in writing within the 60 day period shall render the Compensation Committee’s determination final, binding, and conclusive.

(C)

Request for Review

With 60 days after the receipt by the Claimant of the denial of the claim described above, the Claimant may request in writing a review the determination of the Compensation Committee.  Such review shall be completed by the Compensation Committee.  Such request must be addressed to the Compensation Committee of Sempra Energy, at its then principal place of business.

The Claimant shall be afforded the opportunity to submit written comments, documents, records, and other information relating to the claim, and the Claimant shall be provided, upon request and free of charge, reasonable access to all documents, records, and other information relevant to the Claimant’s claim.  A document, record or other information shall be considered “relevant” to the claim, as provided in Department of Labor Regulation Section 2560.503-1(m)(8).  The review by the Compensation Committee shall take into account all comments, documents, records, and other information submitted by the Claimant, without regard to whether such information was submitted or considered in the Compensation Committee’s initial determination with respect to the claim.

The Compensation Committee shall advise the Claimant in writing of the Compensation Committee’s determination of the review within 60 days of the Claimant’s written request for review, unless special circumstances (such as a hearing) would make the rendering of a determination within the 60 day period infeasible, but in no event shall the Compensation Committee render a determination regarding the denial of a claim later than 120 days after its receipt of a request for review.  If an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the date the extension period commences.  The extension notice shall indicate the special circumstances requiring the extension of time and the date by which the Compensation Committee expects to render a review decision.

(D)

Review of Decision

The Compensation Committee shall inform the Claimant in writing, in a manner calculated to be understood by the Claimant, the decision on the review of the denial of the claim, setting forth:  (i) the specific reasons for the decision, (ii) if the claim is denied, reference to the specific Plan provisions on which the denial of the claim is based; (iii) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant’s claim (and a document, record or other information shall be considered “relevant” to the benefits claim, as provided in Department of Labor Regulation Section 2560.503-1(m)(8)); and (iv) a statement describing Claimant’s right to bring an action under Section 502(a) of ERISA.

13.

MISCELLANEOUS

(A)

Unsecured General Creditor

Participants and their beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, claims, or interest in any specific property or assets of the Company.  No assets of the Company shall be held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan.  Any and all of the Company’s assets shall be, and remain, the general unpledged, unrestricted assets of the Company.  The Company’s obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay money in the future, and the rights of the Participants and Beneficiaries shall be no greater than those of unsecured general creditors.  It is the intention of the Company that this Plan be unfunded for purposes of the Code and Title I of ERISA.

(B)

Restriction Against Assignment

The Company shall pay all amounts payable hereunder only to the person or persons designated by the Plan and not to any other person or entity.  No right, title or interest in the Plan or in any account may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution.  No right, title or interest in the Plan or in any benefit under the Plan shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

Notwithstanding the provisions of this subsection (B), a Participant’s benefit may be transferred pursuant to a domestic relations order that constitutes a “qualified domestic relations order” as defined by the Code or Title I of ERISA.

(C)

Withholding

There shall be deducted from each payment made under the Plan payable to the Participant (or beneficiary) all taxes which are required to be withheld by the Company in respect to such payment or this Plan.  The Company shall have the right to reduce any payment (or compensation) by the amount of such of cash sufficient to provide the amount of said taxes.

(D)

Governing Law

This Plan shall be construed, governed and administered in accordance with the ERISA and, to the extent not preempted by ERISA, the laws of the State of California (without regard to the conflicts of laws principles thereof).

(E)

Receipt of Release

Any payment to a Participant or the Participant’s beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Compensation Committee and the Company.  The Committee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect prior to the payment date specified under the Plan.

(F)

Payments on Behalf of Persons Under Incapacity

In the event that any amount becomes payable under the Plan to a person who, in the sole judgment of the Compensation Committee, is considered by reason of physical or mental condition to be unable to give a valid receipt therefore, the Compensation Committee may direct that such payment be made to any person found by the Compensation Committee, in its sole judgment, to have assumed the care of such person.  Any payment made pursuant to such termination shall constitute a full release and discharge of the Compensation Committee and the Company.

(G)

Limitation of Rights

Neither the establishment of the Plan nor any modification thereof, nor the creating of any fund or account, nor the payment of any benefits shall be construed as giving to any Participant or other person any legal or equitable right against the Company except as provided in the Plan.  In no event shall the terms of employment of any Participant be modified or in any be effected by the provisions of the Plan.

(H)

Notice

Any notice or filing required or permitted to be given to the Compensation Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company, directed to the attention of the General Counsel and Secretary of Sempra Energy.  Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

(I)

Errors and Misstatements

In the event of any misstatement or omission of fact by a Participant to the Compensation Committee or any clerical error resulting in payment of benefits in an incorrect amount, the Compensation Committee shall promptly cause the amount of future payments to be corrected upon discovery of the facts and shall pay or, if applicable, cause the Plan to pay, the Participant or any other person entitled to payment under the Plan any underpayment in a lump sum or to recoup any overpayment from future payments to the Participant or any other person entitled to payment under the Plan in such amounts as the Compensation Committee shall direct or to proceed against the Participant or any other person entitled to payment under the Plan for recovery of any such overpayment

(J)

Pronouns and Plurality

The masculine pronoun shall include the feminine pronoun, and the singular the plural where the context so indicates.

(K)

Severability

In the event that any provision of the Plan shall be declared unenforceable or invalid for any reason, such unenforceability or invalidity shall not affect the remaining provisions of the Plan but shall be fully severable, and the Plan shall be construed and enforced as if such unenforceable or invalid provision had never been included herein.

(L)

Headings

Headings and subheadings in this Plan are inserted for convenience of reference only and are not to be considered in the construction of the provisions hereof.

Executed at San Diego, California this 11th day of December, 2008.

SEMPRA ENERGY

By:

______________________________

G. Joyce Rowland

Sr. Vice President, Human Resources